Supplement to the Prospectus

AAL Variable Annuity Account I
dated April 30, 2002

as supplemented

The date of this Supplement is October 23, 2002

For all Certificates delivered in the State of New York, the following changes apply to the Prospectus:

Add to page 23, section entitled “Death of an Owner and/or Annuitant Before the Annuity Commencement Date:"

“In New York, if the annuitant dies before age 80, the amount of death proceeds as of the good order date is the greater of the accumulated value of the certificate or the sum of all premiums paid less the sum of any withdrawals. If the annuitant dies on or after attaining age 80, the amount of the annuitant’s death proceeds is the accumulated value of the certificate as of the annuitant’s date of death.”

This supplement must accompany the delivery of all prospectuses to New York residents.

21016 10/02